UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): October 14, 2004



                                   CREE, INC.
             (Exact name of registrant as specified in its charter)


        North Carolina               0-21154                  56-1572719
(State or other jurisdiction of  (Commission File          (I.R.S. Employer
        incorporation)               Number)            Identification Number)



             4600 Silicon Drive
           Durham, North Carolina                         27703
  (Address of principal executive offices)              (Zip Code)




                                 (919) 313-5300
               Registrant's telephone number, including area code

                                       N/A
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition

On October 14, 2004, Cree, Inc. (the "Company") issued a press release announcing results for the fiscal quarter ended September 26, 2004. The press release is attached as Exhibit 99.01 and incorporated into this report by reference.

The information in this report shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. Furthermore, the information in this report shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended.

Item 9.01    Financial Statements and Exhibits

   (c)      Exhibits

            Exhibit No.                Description of Exhibit
            -----------                ----------------------
              99.01                    Press Release, October 14, 2004




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
                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       CREE, INC.



                                       By:  /s/ Cynthia B. Merrell
                                            ------------------------------------
Dated: October 14, 2004                     Cynthia B. Merrell
                                            Chief Financial Officer














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
                                  EXHIBIT INDEX


Exhibit No.             Description of Exhibit
-----------             ----------------------
   99.01                Press Release, October 14, 2004

















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